UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) [April 14, 2005]

Merisel, Inc. 401(k) Retirement Savings Plan

(Exact name of registrant as specified in its charter)

Delaware	0-17156	95-4172359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 W. 30th Street, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 594-4800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 14, 2005, the audit committee of Merisel, Inc. (“Merisel”) appointed BDO Seidman, LLP (“BDO”) as the independent accountant of the Merisel. 401(k) Retirement Savings Plan (the “Retirement Savings Plan”) for the year ended December 31, 2004.

In April 2005, Merisel informed Holthouse Carlin & Van Trigt LLP (“HCVT”) that they were terminating the engagement relating to the audit of the Retirement Savings Plan due to the engagement of BDO. On May 25, 2005, HCVT sent a letter to Merisel confirming that the client-auditor relationship between Merisel and HCVT had ceased.

HCVT’s reports on the Retirement Savings Plan’s financial statements for each of the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Retirement Savings Plan’s two most recent fiscal years and the subsequent interim period prior to HCVT’s dismissal, there were no disagreements between the Retirement Savings Plan and HCVT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to HCVT’s satisfaction, would have caused HCVT to make reference to the matter of the disagreement in connection with their reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the Retirement Savings Plan’s two most recent fiscal years or the subsequent interim period prior to HCVT’s cessation of services.

The Financial Officer of the Retirement Savings Plan provided HCVT with a copy of this disclosure. Attached as Exhibit 16.1 is a copy of HCVT’s letter to the Securities and Exchange Commission dated June 28, 2005 stating their agreement with the statements in this disclosure.

During the Retirement Savings Plan’s two most recent fiscal years and the subsequent interim period prior to HCVT’s cessation of services, the Retirement Savings Plan did not consult with BDO Seidman, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
16.1	Letter of Holthouse Carlin & Van Trigt LLP dated June 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISEL, INC. 401(K) RETIREMENT SAVINGS PLAN
(Registrant)

Date June 28, 2005	/s/ Allyson Vanderford
(Signature)[1]
Allyson Vanderford Plan Financial Officer

[1]	Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of Holthouse Carlin & Van Trigt LLP dated June 28, 2005